UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: February 28 or 29

Date of reporting period: February 28, 2009

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Eric A.S. Richards
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

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The right choice for the long term®

AMCAP Fund

Gaining a long-term perspective on today’s stock market

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Annual report for the year ended February 28, 2009

AMCAP Fund® seeks long-term growth of capital by investing primarily in U.S. companies with a record of above-average growth.

This fund is one of the 31 American Funds. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2009 (the most recent calendar quarter-end):

Class A shares
Reflecting 5.75% maximum sales charge	1 year	5 years	10 years

Average annual total return	—	–5.70%	–0.06%
Cumulative total return	–38.03%	–25.42%	–0.64%

The total annual fund operating expense ratio was 0.74% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

Results for other share classes can be found on page 3.

In this report

Special feature

6	Gaining a long-term perspective on today’s stock market

As difficult as the past year has been for global stock markets and economies, the real question at this point is, What happens next?

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment
portfolio

16	Financial statements

30	Board of directors and other officers

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Fellow shareholders:

Fiscal 2009 was clearly one of the most difficult investment periods we have lived through. During the 12 months ended February 28, 2009, weakened housing markets, slowing economies and a worldwide credit crisis caused near-record declines in stock markets around the world. During the year, it became increasingly clear that our financial system had become too leveraged, too inexact in its measurement of risk, and overly complex. In retrospect, lending and borrowing practices of recent years now appear to have been sloppy at best, irresponsible at worst.

AMCAP Fund seeks to invest in high-quality growth companies with a history of above-average growth and good future prospects. However, fundamental growth was very hard to come by in the past year. Many fundamentally sound companies found themselves with problems in accessing credit, maintaining low enough inventories and realizing adequate demand for their goods and services. Since this has become a global decline and not just a domestic decline, even AMCAP companies with strong global positions experienced setbacks.

In this rough environment, AMCAP Fund posted a total return of –41.0%, better than the –43.3% of the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of mostly large U.S. stocks. As the table below shows, the fund also did better than the –44.4% return of the Lipper Multi-Cap Core Funds Index and the –44.9% return of the Lipper Growth Funds Index. However, given the sizable absolute loss, we take little solace in our relatively better results.

Although the past year diminished our gains, AMCAP continued to surpass the S&P 500 and its two peer-group indexes over the longer term by significant margins, as shown on page 2. Over its lifetime of almost 42 years, AMCAP provided an average annual total return of 10.2%, exceeding the 8.5% of the S&P 500, the 8.1% of the Lipper Multi-Cap Core Funds Index and the 7.4% of the Lipper Growth Funds Index. On a cumulative basis during its lifetime, AMCAP has returned twice as much as the S&P 500.

When assessing results, it’s important to keep in mind that beneath the battered stock prices are real companies that provide real goods and services, have serious managements and have an opportunity to come out of this period stronger and more competitive than they were before.

Investment results analysis

The credit crisis and its economic effects were so pervasive that few stocks escaped the downfall. Stock prices of most companies in AMCAP’s portfolio declined much more than fundamentals during this past year. Within the top 10, all posted double-digit declines during the period. Information technology companies, which make up four of the fund’s 10 largest holdings, helped on a relative basis, losing significantly less than the overall market. They include Google (–28.3%) and Oracle (–17.3%).

[Begin Sidebar]
Cumulative total returns (for periods ended 2/28/2009)

	1 year	5 years	10 years

AMCAP (Class A shares)	–41.0%	–28.8%	–3.8%
Standard & Poor’s 500 Composite Index[1]	–43.3	–29.0	–29.4
Lipper Multi-Cap Core Funds Index[2]	–44.4	–27.7	–19.0
Lipper Growth Funds Index[2]	–44.9	–32.8	–37.6

[1] The S&P 500 is unmanaged and its results do not reflect the effect of sales charges, commissions or expenses.
[2] Lipper indexes do not include the effect of sales charges.
[End Sidebar]

The exception to the overall bad news was found in the consumer discretionary sector of the portfolio. O’Reilly Automotive, a major auto parts retailer specializing in after-market parts, tools, supplies, equipment and accessories, showed a 23.7% gain.

Energy service, production and exploration companies, which helped the fund’s results in the 2008 fiscal year because of rising oil prices, were disappointing in the past 12 months, as the price of oil fell from $102 a barrel on February 29, 2008, to $45 a barrel on February 28, 2009, because of slowing world demand. Schlumberger, a provider of services and technology to the oil industry, declined 56%.

Any exposure to financial companies hurt results this year, as banks’ balance sheets came under enormous pressure and regulators moved to shore up some of them while attempting to get credit flowing again. AMCAP had a relatively small investment in financials: 3.4% as of February 28, 2009, compared with a holding of 9.8% by the S&P 500.

AMCAP held a fair amount of cash during the year, ending the year at 13.6% of the portfolio, which helped buffer the portfolio’s decline by a bit. Portfolio counselors and investment analysts have sufficient cash resources to invest in quality companies whose stock prices, they believe, have been beaten down unjustifiably in the wave of selling. In our feature story on page 6, four AMCAP portfolio counselors discuss why shareholders should take a long-term perspective and how the fund’s investment professionals use fundamental research to identify opportunities.

Looking ahead

This is clearly one of the worst credit crises this country has ever experienced. While the process of deleveraging, increasing savings and improving corporate balance sheets is painful and so far incomplete, there are indications that financial systems around the world are starting to stabilize. The global stimulus packages are unusually large and bear watching for their long-term implications, but for the near term, they do seem to be having some encouraging effects.

We appreciate your continued support of AMCAP Fund and your commitment to taking a long-term perspective on your investments.

Cordially,

/s/ R. Michael Shanahan

R. Michael Shanahan
Vice Chairman of the Board

/s/ Claudia P. Huntington

Claudia P. Huntington
President

April 7, 2009

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
AMCAP’s lifetime results (5/1/1967–2/28/2009)
	Cumulative	Average annual
	total return	total return

AMCAP	5,778.3%	10.2%
Standard & Poor’s 500 Composite Index[1]	2,876.9	8.5
Lipper Multi-Cap Core Funds Index[2]	2,520.8	8.1
Lipper Growth Funds Index[2]	1,861.5	7.4
Consumer Price Index (inflation)[3]	541.1	4.5

[1]The S&P 500 is unmanaged and its results do not reflect the effect of sales charges, commissions or expenses.
[2]Lipper indexes do not include the effect of sales charges.
[3]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

Other share class results

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2009 (the most recent calendar quarter-end):

	1 year	5 years	Life of class
Class B shares[1] — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–37.86%	–5.63%	–2.31%
Not reflecting CDSC	–34.73	–5.31	–2.31

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–35.32	–5.34	–2.52
Not reflecting CDSC	–34.70	–5.34	–2.52

Class F-1 shares[2] — first sold 3/16/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–34.18	–4.58	–1.55

Class F-2 shares[2] — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	–30.45	[3]

Class 529-A shares[4] — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–38.03	–5.75	–2.46
Not reflecting maximum sales charge	–34.26	–4.63	–1.65

Class 529-B shares[1,4] — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–37.93	–5.76	–2.26
Not reflecting CDSC	–34.80	–5.43	–2.26

Class 529-C shares[4] — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–35.41	–5.42	–2.24
Not reflecting CDSC	–34.78	–5.42	–2.24

Class 529-E shares[2,4] — first sold 3/7/02	–34.42	–4.93	–2.51

Class 529-F-1 shares[2,4] — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–34.15	–4.52	1.07

[1]These shares are no longer available for purchase.
[2]These shares are sold without any initial or contingent deferred sales charge.
[3]Results are cumulative total returns; they are not annualized.
[4]Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

The value of a long-term perspective

How a $10,000 investment has grown.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The chart and accompanying table illustrate how a $10,000 investment in AMCAP grew between May 1, 1967 — when the fund began operations — and February 28, 2009.

As you can see, that $10,000 grew to $553,512 with all distributions reinvested. Over the same period, $10,000 would have grown to $297,686 in the unmanaged Standard & Poor’s 500 Composite Index. The chart also records the fund’s progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund’s year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. While last year’s results have eroded gains made in recent years, it is helpful to maintain a long-term perspective. Let’s say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 28, 1994. Over the last 15 years, including this past one, the value of your investment in AMCAP would have grown from $232,137 to $553,512, meaning that the value more than doubled.

Average annual total returns based on a $1,000 investment
(for periods ended February 28, 2009)*
	1 year	5 years	10 years

Class A shares	–44.36%	–7.67%	–0.97%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

[begin mountain chart]
	S&P 500 with dividends reinvested		AMCAP with dividends reinvested[4]		Consumer Price Index (inflation)[5]

5/1/1967	$10,000	5/1/1967	$9,425	5/1/1967	$10,000
2/29/1968	$9,778	2/29/1968	$10,056	2/29/1968	$10,332
2/28/1969	$11,074	2/28/1969	$12,212	2/28/1969	$10,816
2/28/1970	$10,442	2/28/1970	$11,835	2/28/1970	$11,480
2/28/1971	$11,713	2/28/1971	$12,643	2/28/1971	$12,054
2/29/1972	$13,305	2/29/1972	$14,902	2/29/1972	$12,477
2/28/1973	$14,345	2/28/1973	$13,978	2/28/1973	$12,961
2/28/1974	$12,776	2/28/1974	$11,037	2/28/1974	$14,260
2/28/1975	$11,354	2/28/1975	$9,903	2/28/1975	$15,861
2/29/1976	$14,453	2/29/1976	$13,883	2/29/1976	$16,858
2/28/1977	$15,062	2/28/1977	$14,173	2/28/1977	$17,855
2/28/1978	$13,807	2/28/1978	$16,612	2/28/1978	$19,003
2/28/1979	$16,105	2/28/1979	$22,738	2/28/1979	$20,876
2/29/1980	$20,071	2/29/1980	$33,541	2/29/1980	$23,837
2/28/1981	$24,400	2/28/1981	$40,548	2/28/1981	$26,556
2/28/1982	$22,175	2/28/1982	$42,643	2/28/1982	$28,580
2/28/1983	$30,690	2/28/1983	$61,456	2/28/1983	$29,577
2/29/1984	$34,013	2/29/1984	$62,128	2/29/1984	$30,937
2/28/1985	$41,108	2/28/1985	$72,165	2/28/1985	$32,024
2/28/1986	$53,636	2/28/1986	$88,738	2/28/1986	$33,021
2/28/1987	$69,462	2/28/1987	$115,664	2/28/1987	$33,716
2/29/1988	$67,586	2/29/1988	$112,037	2/29/1988	$35,045
2/28/1989	$75,608	2/28/1989	$122,827	2/28/1989	$36,737
2/28/1990	$89,863	2/28/1990	$140,027	2/28/1990	$38,671
2/28/1991	$103,018	2/28/1991	$163,492	2/28/1991	$40,725
2/29/1992	$119,450	2/29/1992	$196,856	2/29/1992	$41,873
2/28/1993	$132,158	2/28/1993	$208,557	2/28/1993	$43,233
2/28/1994	$143,149	2/28/1994	$232,137	2/28/1994	$44,320
2/28/1995	$153,672	2/28/1995	$240,047	2/28/1995	$45,589
2/29/1996	$206,941	2/29/1996	$310,345	2/29/1996	$46,798
2/28/1997	$261,046	2/28/1997	$346,783	2/28/1997	$48,218
2/28/1998	$352,382	2/28/1998	$475,003	2/28/1998	$48,912
2/28/1999	$421,935	2/28/1999	$575,089	2/28/1999	$49,698
2/29/2000	$471,431	2/29/2000	$703,358	2/29/2000	$51,299
2/28/2001	$432,799	2/28/2001	$724,638	2/28/2001	$53,112
2/28/2002	$391,654	2/28/2002	$673,327	2/28/2002	$53,716
2/28/2003	$302,860	2/28/2003	$567,618	2/28/2003	$55,317
2/29/2004	$419,452	2/29/2004	$777,420	2/29/2004	$56,254
2/28/2005	$448,688	2/28/2005	$808,037	2/28/2005	$57,946
2/28/2006	$486,349	2/28/2006	$895,855	2/28/2006	$60,030
2/28/2007	$544,532	2/28/2007	$968,098	2/28/2007	$61,480
2/29/2008	$524,909	2/29/2008	$937,689	2/29/2008	$63,956
2/28/2009	$297,686	2/28/2009	$553,512	2/28/2009	$64,107
[end mountain chart]

Year ended
February 28 or 29	1968 [3]	1969	1970	1971	1972	1973	1974
Total value (dollars in thousands)
Dividends reinvested	—	$.1	.2	.2	.2	.2	.2
Value at fiscal year-end[1]	$10.1	12.2	11.8	12.6	14.9	14.0	11.0
AMCAP total return	0.6%	21.4	(3.1)	6.8	17.9	(6.2)	(21.0)

Year ended
February 28 or 29	1975	1976	1977	1978	1979	1980	1981
Total value (dollars in thousands)
Dividends reinvested	.3	.3	.2	.3	.3	.4	.7
Value at fiscal year-end[1]	9.9	13.9	14.2	16.6	22.7	33.5	40.5
AMCAP total return	(10.3)	40.2	2.1	17.2	36.9	47.5	20.9

Year ended
February 28 or 29	1982	1983	1984	1985	1986	1987	1988
Total value (dollars in thousands)
Dividends reinvested	2.6	1.2	1.6	1.9	1.5	1.6	3.0
Value at fiscal year-end[1]	42.6	61.5	62.1	72.2	88.7	115.7	112.0
AMCAP total return	5.2	44.1	1.1	16.2	23.0	30.3	(3.1)

Year ended
February 28 or 29	1989	1990	1991	1992	1993	1994	1995
Total value (dollars in thousands)
Dividends reinvested	3.2	3.2	3.3	2.2	2.3	1.9	2.4
Value at fiscal year-end[1]	122.8	140.0	163.5	196.9	208.6	232.1	240.0
AMCAP total return	9.6	14.0	16.8	20.4	5.9	11.3	3.4

Year ended
February 28 or 29	1996	1997	1998	1999	2000	2001	2002
Total value (dollars in thousands)
Dividends reinvested	3.4	2.6	2.5	3.7	3.3	4.1	3.7
Value at fiscal year-end[1]	310.3	346.8	475.0	575.1	703.4	724.6	673.3
AMCAP total return	29.3	11.7	37.0	21.1	22.3	3.0	(7.1)

Year ended
February 28 or 29	2003	2004	2005	2006	2007	2008	2009
Total value (dollars in thousands)
Dividends reinvested	1.1	.1	2.0	4.1	7.2	11.4	—
Value at fiscal year-end[1]	567.6	777.4	808.0	895.9	968.1	937.7	553.5
AMCAP total return	(15.7)	37.0	3.9	10.9	8.1	(3.1)	(41.0)

Average annual total return for 41-3/4 years 10.1%4

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]For the period May 1, 1967 (when the fund began operations), through February 29, 1968.
[4]Includes reinvested dividends of $84,803 and reinvested capital gain distributions of $633,757.
[5]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The market indexes are unmanaged and their results do not reflect the effect of sales charges, commissions or expenses. The results shown are before taxes on fund distributions and sale of fund shares.

Gaining a long-term perspective on today’s stock market

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[Begin Sidebar]
It is easy to get caught up in the minute-by-minute coverage of fluctuating news and stock prices. It’s very difficult to keep in mind that underlying the volatile stock prices are real companies that provide real goods and services and have serious managements. …
— Claudia Huntington, president
[End Sidebar]

[Begin Photo Caption]
[photo of Claudia Huntington]
Claudia Huntington
[End Photo Caption]

As difficult as the past year has been for global stock markets and economies, the real question at this point is, What happens next? Precise predictions are bound to be inaccurate. “But it certainly is clear,” says Claudia Huntington, president of AMCAP Fund, “that underlying global demand and supply are adjusting rapidly and governments around the world are bringing fiscal and monetary policy to bear in order to stabilize the credit markets.”

It is important to keep in mind that market cycles have always existed. “Cycles imply an upside and a downside,” Claudia says. “The current downside has been particularly tough, and it’s hard to take a long-term perspective when the world looks most bleak.”

In this environment, what is the one word we can offer our shareholders to help them think about the future? “Perspective,” says Claudia. “These days, it is easy to get caught up in the minute-by-minute coverage of fluctuating news and stock prices. It’s very difficult to keep in mind that underlying the volatile stock prices are real companies that provide real goods and services, have serious managements and are taking steps to ensure that they will come out of this period stronger and more competitive. Not all of them will, of course. But often, times such as these can be great opportunities for companies to become more productive, more focused and more streamlined.” That kind of perspective is precisely what the investment managers of AMCAP are focused on today. We thought that you might find it helpful to hear their views on the current situation and their beliefs about the road ahead.

Our panel discussion with Claudia; Michael Shanahan, vice chairman of AMCAP and a portfolio counselor; and portfolio counselors Tim Armour and Ross Sappenfield follows.

How did this worldwide credit crisis begin, and where does it go from here?

Tim Armour: The crisis started in subprime mortgage lending, and it has rolled into higher quality mortgages. Now it’s headed to commercial real estate, auto loans and credit card loans. So there is no place to hide in the financial industry. Everything related to credit or lending has been hurt because the standards of lending have become so weak. They were too easy, and lots of people were able to borrow money at very low rates when they really shouldn’t have. Frankly, their creditworthiness was, and is, quite suspect in many cases. This comes at the end of 20 to 30 years of credit expansion to companies and individuals. We have leveraged the system to such an extent that we now must pay the piper for those excesses.

[Begin Sidebar]
Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

[photo of the top of trees in a forest]

[Begin Photo Caption]
[photo of Mike Shanahan]
Mike Shanahan
[End Photo Caption]

[Begin Sidebar]
The 1929–32 era is far from our world today and not comparable. ... In fact, there wasn’t any regulation of banks in 1929 to 1932; all that came later. Today, we have a system that can step in to help avoid a similar situation.
— Mike Shanahan, vice chairman
[End Sidebar]

Can we learn lessons from other major stock market declines and bear markets?

Mike Shanahan: The 1929–32 era is far from our world today and not comparable. Back then, you had a string of bank failures, but they weren’t large banks and they weren’t New York-based. It was the smaller agricultural banks instead. They suffered the effects of their customers’ crop losses, and their farm loans went under. You had a significant deflation in commodity prices. In fact, there wasn’t any regulation of banks in 1929 to 1932; all that came later. Today, we have a system that can step in to help avoid a similar situation. This current crisis arose from financial innovation instead of technological innovation, such as the dot-com bubble of 2000 to 2002. We went from a system in which banks held mortgages on their books to one in which banks originate mortgages and then securitize and distribute them. For hundreds of years, the secret to good lending was to know the borrower. In today’s world, often the lenders no longer know any details about who the borrowers really are.

Claudia: I agree with Tim and Mike. Our financial system was too leveraged and too unable or, perhaps, unwilling to accurately measure risk and too complex. Responsible lending and borrowing methods were left by the wayside. The result has been a crisis in credit that has exacerbated the problems for an economy that was already starting to slow down.

Are there any rays of sunshine in all of this gloom? Where are we now in this crisis?

Tim: We are coming off a period that had huge excesses, and it’s going to take a while to get back to normal. Much of the excesses that have occurred over the last several years cannot continue, and that is always painful. The good part about it is that there are a lot of very good companies out there that make products or that provide services that are going to continue to be valuable and needed. So for now, if we can have a long-term time horizon and be patient, I think we can find the opportunity to buy pieces of very good companies that could do quite well over the long run.

[Begin Sidebar]
We are coming off a period that had huge excesses, and it’s going to take a while to get back to normal. Much of the excesses that have occurred over the last several years cannot continue, and that is always painful.
— Tim Armour, portfolio counselor
[End Sidebar]

[Begin Photo Caption]
[photo of Tim Armour]
Tim Armour
[End Photo Caption]

[photo of a tree - sunlight shining through branches of other trees]

Claudia: This economic decline tends to be cathartic for many companies because they become more productive, focusing on what they do well. Sometimes they get rid of parts of the company that they shouldn’t have had in the first place. Often they emerge from a recession leaner and more streamlined.

Ross Sappenfield: As a contrarian investor, I get more and more positive as the market and the news media stories get more and more negative. I am finding many more opportunities now than a year ago. But even the most die-hard contrarian has probably been shaken over the last year, because the depth of the decline and the problems in the market turned out to be so much worse than even the most pessimistic person would have thought a year ago. So I am looking for stocks that are inexpensively valued relative to their earnings outlook over the next three or more years.

What opportunities are you looking for in the current environment?

Ross: Having a strong balance sheet is an absolute necessity. But I am also looking for businesses that are inherently stable and less volatile. If they look as inexpensively valued as the rest of the market, they should be worth more in future years. So that’s where I am focusing my attention. Two areas are health care services and medical devices companies. Their businesses have been quite steady, but their stocks are down a lot like the general market. I am meeting with corporate managements of these companies to hear their views on the near term and the long term. I talk with their competitors, customers and suppliers. I also want to make sure that the longer term competitive position of companies we already hold in our portfolio is intact, despite the current difficult environment.

[Begin Sidebar]
AMCAP vs. S&P 500 Composite Index	1 year	10 years	20 years	30 years	AMCAP lifetime

Cumulative returns (for periods ended 2/28/09)

AMCAP	–40.97%	–3.75%	350.64%	2,334.31%	5,778.27%

Standard & Poor’s 500 Composite Index	–43.29	–29.45	293.72	1,748.41	2,876.86

Annualized returns (for periods ended 2/28/09)

AMCAP	–40.97	–0.38	7.82	11.23	10.23

Standard & Poor’s 500 Composite Index	–43.29	–3.43	7.09	10.21	8.45
[End Sidebar]

[Begin Sidebar]
[photo of tree trunks]
A wealth of experience

AMCAP Fund’s six portfolio counselors bring together 152 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund:

Years of
investment
Portfolio counselor	experience

R. Michael Shanahan	44
Claudia P. Huntington	36
Timothy D. Armour	26
Eric S. Richter	17
C. Ross Sappenfield	17
Barry S. Crosthwaite	12

Years of experience as of May 1, 2009.
[End Sidebar]

[Begin Sidebar]
Having a strong balance sheet is an absolute necessity. But I am also looking for businesses that are inherently stable and less volatile. If they look as inexpensively valued as the rest of the market, they should be worth more in future years.
— Ross Sappenfield, portfolio counselor
[End Sidebar]

[Begin Photo Caption]
[photo of Ross Sappenfield]
Ross Sappenfield
[End Photo Caption]

Tim: Companies with large cash positions are the best. Little debt is great because they don’t have to worry about refinancing or needing debt to grow their businesses.

Claudia: We still have enormous engines of growth in the developing markets, like China, India and Brazil, and many of them don’t have the leverage that developed markets have. They have higher savings rates than the developed markets and plenty of opportunities for internal growth and export growth. We have some excellent companies in the U.S. that are great global competitors, and I believe they should continue to be great competitors when this market cycle moves to the upside.

What are your concerns as we move forward?

Claudia: Higher systemwide taxes are one of my concerns. Paying for the stimulus is going to be a challenge, and I’m hopeful that we will find a way to strengthen the economy to generate higher employment and higher government revenues, as opposed to raising the overall tax structure for businesses or individuals. This is a country that is already taxed at one of the highest levels of any nation, depending on how you measure that. Generally, higher taxes make it harder for a country to be competitive.

Tim: Reduced consumer- and business-spending are concerns. Consumers are getting to the point where, for the first time in a while, they are saving money instead of spending everything they have. Businesses have cut way back on capital spending and consumption because they are trying to shore up their balance sheets. Companies have stopped ordering, so they are running down inventories because they are trying to conserve cash. This means that most companies are going to see their sales decline a fair amount, and we’ve already seen the early signs of this.

[photo of a road - trees on either side]

[Begin Sidebar]
My message to you, therefore, is “Courage!” We have been here before. Bear markets have lasted this long before. Well-managed mutual funds have gone down this much before. And shareholders in those funds have survived and prospered.
— Jim Fullerton,
first chairman of AMCAP Fund, 1974,
near the bottom of the bear market
[End Sidebar]

The road ahead

On November 7, 1974, near the bottom of the 1973–74 bear market, Jim Fullerton (the first chairman of AMCAP Fund) gave a speech that is just as relevant today as it was 35 years ago. (Jim retired in 1984 after a 27-year career with The Capital Group Companies.) In November 1974, few people thought it was a good time to invest. The Dow Jones Industrial Average lost more than 40% from its high in January 1973. Jim offered some perspective by recalling an even darker period in U.S. history — April 1942, five months after American naval ships were attacked at Pearl Harbor.

“One significant reason why there is such an extreme degree of bearishness, pessimism, bewildering confusion and sheer terror in the minds of brokers and investors right now is that most people today have nothing in their own experience that they can relate to, which is similar to this market decline,” Jim said in 1974.

“In 1942, everyone knew it was a whole new ballgame. We were in a war that we were losing. The Germans had overrun France. The British had been thrown out of Dunkirk. The Pacific fleet had been disastrously crippled at Pearl Harbor.

“Yet on April 28, 1942, in that gloomy environment, the market turned around. Why? Simply a return to reality. Simply a slow, but growing, recognition that despite all the bad news and gloomy outlook, the United States was going to survive and that strongly financed and well-managed U.S. corporations were going to survive also. The reality was that those companies were far more valuable than the prices of their stocks had indicated. The Dow Jones Industrial Average is not reality. In the real world, companies create wealth.

“My message to you, therefore, is ‘Courage!’ We have been here before. Bear markets have lasted this long before. Well-managed mutual funds have gone down this much before. And shareholders in those funds have survived and prospered.”

Summary investment portfolio, February 28, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification	Percent of net assets

Information technology	24.34%
Consumer discretionary	15.30
Health care	13.09
Industrials	8.83
Energy	7.95
Other industries	16.88
Short-term securities & other assets less liabilities	13.61
[end pie chart]

			Percent
		Value	of net
Common stocks - 86.39%	Shares	(000)	assets

Information technology - 24.34%
Microsoft Corp.	22,435,500	$362,333	2.78%
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Google Inc., Class A (1)	844,800	285,534	2.19
One of the most frequently used website search engines in the world.
Yahoo! Inc. (1)	21,395,000	283,056	2.17
One of the three largest Internet portals, offering online media, commerce and communications services to consumers and businesses worldwide.
Oracle Corp. (1)	15,921,659	247,423	1.90
Major supplier of database management software. Also develops business applications and provides consulting and support.
Cisco Systems, Inc. (1)	14,004,300	204,043	1.57
The leading maker of equipment used in Internet networking.
Corning Inc.	18,200,000	192,010	1.48
Leading manufacturer of optical fiber, ceramics and high-performance glass used in industrial and scientific products.
SAP AG	5,786,600	187,509	1.44
A leading developer of software for business applications. Also provides information technology services.
Apple Inc. (1)	2,000,000	178,620	1.38
Manufacturer of personal computers and various software products, as well as portable media players, browsers and smartphones.
Automatic Data Processing, Inc.	4,300,000	146,845	1.13
Major provider of payroll processing and data communications services.
Hewlett-Packard Co.	3,500,000	101,605	.78
A premier manufacturer of servers, software, printing systems and PCs.
Intel Corp.	7,972,000	101,563	.78
Leading supplier of microprocessors and other integrated circuits for personal computers, networks and communications products.
Global Payments Inc.	3,010,000	92,347	.71
Provider of electronic payment processing and money transfer services.
Other securities		785,377	6.03
		3,168,265	24.34

Consumer discretionary - 15.30%
Time Warner Inc.	29,914,000	228,244	1.75
This media and communications conglomerate combines Internet services with film, TV, cable and publishing.
Best Buy Co., Inc.	6,900,000	198,858	1.53
This leading consumer electronics retailer also sells home office products, entertainment software and appliances.
Lowe's Companies, Inc.	11,499,700	182,155	1.40
Among America's largest do-it-yourself home improvement retailers.
Omnicom Group Inc.	7,301,000	175,443	1.35
The world's largest advertising group.
O'Reilly Automotive, Inc. (1)	5,184,800	172,965	1.33
Major auto parts retailer specializing in aftermarket parts, tools, supplies, equipment and accessories.
Target Corp.	6,095,600	172,566	1.32
Operates Target, a major chain of general merchandise and food discount stores in the U.S.
YUM! Brands, Inc.	5,976,000	157,049	1.21
Quick-service-oriented restaurant company whose brands include KFC, Long John Silver's, Pizza Hut and Taco Bell.
Johnson Controls, Inc.	9,586,000	109,089	.84
A leading manufacturer of components for automotive systems and building controls.
Carnival Corp., units	4,975,200	97,315	.75
The world's largest cruise company. Its brands include Carnival Cruises, Princess Cruises and Holland America.
Bed Bath & Beyond Inc. (1)	4,500,000	95,850	.73
A leading retailer of domestic goods and home furnishings.
Other securities		401,910	3.09
		1,991,444	15.30

Health care - 13.09%
Medtronic, Inc.	8,180,000	242,046	1.86
A leading producer of medical devices, including pacemakers and implantable defibrillators.
WellPoint, Inc. (1)	6,530,806	221,525	1.70
One of the nation's largest managed care providers.
McKesson Corp.	3,850,000	157,927	1.22
A leading distributor of pharmaceuticals in the U.S.
Schering-Plough Corp.	9,000,000	156,510	1.20
Global pharmaceutical company focused on prescription drugs, consumer health care and animal health products.
Roche Holding AG	1,262,000	143,901	1.11
A world leader in pharmaceuticals and diagnostic research.
UnitedHealth Group Inc.	6,500,000	127,725	.98
Provides managed health care services across the U.S.
Other securities		653,710	5.02
		1,703,344	13.09

Industrials - 8.83%
Precision Castparts Corp.	4,121,621	228,461	1.76
Manufactures jet engine parts, valves and industrial tools.
United Parcel Service, Inc., Class B	3,200,000	131,776	1.01
The world's largest package delivery company and express carrier.
United Technologies Corp.	2,850,000	116,366	.90
Among the world's leading producers of elevators, jet engines, helicopters, aerospace systems, security services, and heating and air conditioning systems.
Robert Half International Inc.	7,359,000	113,108	.87
One of the world's largest providers of professional staffing services.
General Electric Co.	12,900,000	109,779	.84
One of the world's top makers of power turbines, aircraft engines and medical imaging equipment. Operates finance businesses and NBC Universal, the entertainment conglomerate, and makes consumer appliances, lighting and industrial equipment.

Manpower Inc.	3,506,000	97,747	.75
Provides temporary staffing services around the world.
General Dynamics Corp.	2,115,000	92,679	.71
This major defense contractor manufactures warships, submarines and information systems.
Other securities		259,483	1.99
		1,149,399	8.83

Energy - 7.95%
Schlumberger Ltd.	5,740,000	218,464	1.68
A leading provider of services and technology to the petroleum industry.
FMC Technologies, Inc. (1)	4,620,000	122,384	.94
A leader in offshore energy production, food processing and airplane loading systems.
Hess Corp.	2,100,000	114,849	.88
Explores for and produces crude oil, natural gas and refined petroleum products.
Other securities		578,891	4.45
		1,034,588	7.95

Consumer staples - 5.95%
PepsiCo, Inc.	4,577,481	220,360	1.69
A global soft drink and snack foods company.
Walgreen Co.	8,291,600	197,837	1.52
One of the largest drugstore chains in the U.S.
L'Oréal SA	1,450,000	94,506	.73
One of the world's largest makers of beauty products. In addition to L'Oreal, its brands include Maybelline and Lancome.
Avon Products, Inc.	4,957,883	87,209	.67
In addition to distribution through direct sales, Avon sells its cosmetics via catalog, mall kiosks and the Internet.
Philip Morris International Inc.	2,500,000	83,675	.64
One of the world's largest international tobacco companies.
Other securities		90,955	.70
		774,542	5.95

Financials - 3.42%
Capital One Financial Corp.	7,251,200	87,377	.67
One of the largest U.S. credit card issuers.
Other securities		357,706	2.75
		445,083	3.42

Materials - 2.43%
Barrick Gold Corp.	2,800,000	84,560	.65
Owns and operates gold mines in North and South America, Australia and Africa.
Other securities		231,098	1.78
		315,658	2.43

Telecommunications services - 1.01%
Other securities		131,541	1.01

Miscellaneous - 4.07%
Other common stocks in initial period of acquisition		529,484	4.07
Total common stocks (cost: $16,264,128,000)		11,243,348	86.39

	Principal
	amount
Short-term securities - 14.02%	(000)
Freddie Mac 0.22%-1.30% due 3/23-9/15/2009	$756,000	754,900	5.80
Fannie Mae 0.308%-0.85% due 5/19-7/22/2009	196,100	195,746	1.50
Federal Home Loan Bank 0.24%-0.56% due 3/12-10/19/2009	159,089	158,794	1.22
U.S. Treasury Bills 0.27%-0.34% due 4/9-9/15/2009	122,700	122,610	.95
General Electric Capital Corp. 0.27% due 3/2/2009	56,000	55,999
General Electric Capital Corp., FDIC insured, 0.55% due 6/15/2009	30,000	29,955	.66
Hewlett-Packard Co. 0.30% due 3/10/2009 (2)	32,600	32,597	.25
Other securities		473,491	3.64
		1,824,092	14.02

Total short-term securities (cost: $1,824,484,000)		1,824,092	14.02

Total investment securities (cost: $18,088,612,000)		13,067,440	100.41
Other assets less liabilities		(52,933)	(0.41)

Net assets		$13,014,507	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio.  Further details on these holdings and related transactions during the year ended February 28, 2009, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 2/28/2009 (000)
Williams-Sonoma, Inc.	6,000,000	674,900	500,000	6,174,900	$2,771	$53,907
Medicis Pharmaceutical Corp., Class A	3,625,000	-	-	3,625,000	580	40,890
Harman International Industries, Inc.	1,728,901	1,591,099	-	3,320,000	146	35,258
Portfolio Recovery Associates, Inc. (1)	-	975,391	-	975,391	-	22,005
Bare Escentuals, Inc. (1)	-	5,735,000	-	5,735,000	-	18,123
Haemonetics Corp. (1) (3)	1,190,000	200,000	1,190,000	200,000	-	-
O'Reilly Automotive, Inc. (1) (3)	6,794,800	459,100	2,069,100	5,184,800	-	-
P.F. Chang's China Bistro, Inc.(3)	1,650,000	-	1,650,000	-	-	-
Talbots, Inc.(3)	3,057,725	-	3,057,725	-	-	-
Tractor Supply Co. (1) (3)	2,525,000	-	1,000,000	1,525,000	-	-
					$3,497	$170,183

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $361,398,000, which represented 2.78% of the net assets of the fund.

(3) Unaffiliated issuer at 2/28/2009.

The descriptions of the companies shown in the summary investment portfolio are supplemental. These descriptions and the industry classifications were obtained from published reports and other sources believed to be reliable, and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at February 28, 2009	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $17,517,039)	$12,897,257
Affiliated issuers (cost: $571,573)	170,183	$13,067,440
Cash		89
Receivables for:
Sales of investments	100,266
Sales of fund's shares	17,681
Dividends and interest	28,621	146,568
		13,214,097
Liabilities:
Payables for:
Purchases of investments	133,653
Repurchases of fund's shares	48,957
Investment advisory services	3,674
Services provided by affiliates	11,447
Directors' deferred compensation	1,560
Other	299	199,590
Net assets at February 28, 2009		$13,014,507

Net assets consist of:
Capital paid in on shares of capital stock		$20,159,508
Undistributed net investment income		179,211
Accumulated net realized loss		(2,302,983)
Net unrealized depreciation		(5,021,229)
Net assets at February 28, 2009		$13,014,507

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 2,000,000 shares, $1.00 par value (1,254,834 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$8,686,939	831,997	$10.44
Class B	498,850	49,999	9.98
Class C	735,587	74,285	9.90
Class F-1	1,077,463	103,703	10.39
Class F-2	87,190	8,337	10.46
Class 529-A	286,752	27,548	10.41
Class 529-B	48,349	4,836	10.00
Class 529-C	83,207	8,317	10.00
Class 529-E	16,572	1,612	10.28
Class 529-F-1	11,743	1,126	10.43
Class R-1	23,843	2,362	10.09
Class R-2	238,311	23,653	10.08
Class R-3	349,243	33,933	10.29
Class R-4	251,871	24,220	10.40
Class R-5	618,587	58,906	10.50

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $11.08 and $11.05, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended February 28, 2009	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S.
taxes of $3,784; also includes
$3,497 from affiliates)	$290,590
Interest	60,430	$351,020

Fees and expenses*:
Investment advisory services	65,646
Distribution services	65,356
Transfer agent services	22,825
Administrative services	10,206
Reports to shareholders	1,102
Registration statement and prospectus	757
Postage, stationery and supplies	2,196
Directors' compensation	(434)
Auditing and legal	118
Custodian	299
State and local taxes	202
Other	126
Total fees and expenses before waiver	168,399
Less investment advisory services waiver	5,768
Total fees and expenses after waiver		162,631
Net investment income		188,389

Net realized loss and unrealized
depreciation on investments and currency:
Net realized loss on:
Investments (including $(111,451) net loss from affiliates)	(2,302,902)
Currency transactions	(463)	(2,303,365)
Net unrealized depreciation on:
Investments	(7,434,569)
Currency translations	(157)	(7,434,726)
Net realized loss and unrealized depreciation on investments and currency		(9,738,091)
Net decrease in net assets resulting
from operations		$(9,549,702)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended	Year ended
	February 28,	February 29,
	2009	2008
Operations:
Net investment income	$188,389	$294,419
Net realized (loss) gain on investments
and currency transactions	(2,303,365)	2,289,586
Net unrealized depreciation on investments
and currency translations	(7,434,726)	(3,427,418)
Net decrease in net assets resulting from operations	(9,549,702)	(843,413)

Dividends and distributions paid to shareholders:
Dividends from net investment income	-	(272,105)
Distributions from net realized gain on investments	(938,078)	(1,437,511)
Total dividends and distributions paid to shareholders	(938,078)	(1,709,616)

Net capital share transactions	(1,160,523)	1,562,312

Total decrease in net assets	(11,648,303)	(990,717)

Net assets:
Beginning of year	24,662,810	25,653,527
End of year (including undistributed and distributions in excess of
net investment income: $179,211 and $(2,267), respectively)	$13,014,507	$24,662,810

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing primarily in U.S. companies with a record of above-average growth.

The fund has 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets.  Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The value of the fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the fund invests, as well as economic, political or social events in the U.S. or abroad.

The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended February 28, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state tax authorities for tax years before 2004.

Non-U.S. taxation – Dividend income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended February 28, 2009, the fund reclassified $619,000 from undistributed net investment income to accumulated net realized loss; and $6,292,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of February 28, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)

Undistributed ordinary income	$180,952
Post-October currency loss deferrals (realized during the period November 1, 2008, through February 28, 2009)*	(181)
Capital loss carryforward expiring 2017†	(860,717)
Post-October capital loss deferrals (realized during the period November 1, 2008, through February 28, 2009)*	(1,442,045)
Gross unrealized appreciation on investment securities	521,833
Gross unrealized depreciation on investment securities	(5,543,227)
Net unrealized depreciation on investment securities	(5,021,394)
Cost of investment securities	18,088,834

*These deferrals are considered incurred in the subsequent year.
†The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended February 28, 2009			Year ended February 29, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	-	$621,109	$621,109	$202,493	$949,313	$1,151,806
Class B	-	39,384	39,384	3,095	63,326	66,421
Class C	-	58,353	58,353	3,933	93,635	97,568
Class F-1	-	92,611	92,611	31,829	147,270	179,099
Class F-2*	-	-	-	-	-	-
Class 529-A	-	18,357	18,357	5,167	25,950	31,117
Class 529-B	-	3,329	3,329	164	4,950	5,114
Class 529-C	-	5,770	5,770	337	8,394	8,731
Class 529-E	-	1,043	1,043	209	1,508	1,717
Class 529-F-1	-	749	749	237	968	1,205
Class R-1	-	1,617	1,617	118	2,486	2,604
Class R-2	-	16,318	16,318	1,108	24,659	25,767
Class R-3	-	27,709	27,709	5,891	42,508	48,399
Class R-4	-	16,070	16,070	6,712	32,121	38,833
Class R-5	-	35,659	35,659	10,812	40,423	51,235
Total	-	$938,078	$938,078	$272,105	$1,437,511	$1,709,616

* Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.290% on such assets in excess of $27 billion. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended February 28, 2009, total investment advisory services fees waived by CRMC were $5,768,000. As a result, the fee shown on the accompanying financial statements of $65,646,000, which was equivalent to an annualized rate of 0.325%, was reduced to $59,878,000, or 0.296% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes except Classes F-2 and R-5 may use up to 0.25 of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 28, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any  given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended February 28, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$30,955	$21,548	Not applicable	Not applicable	Not applicable
Class B	8,133	1,277	Not applicable	Not applicable	Not applicable
Class C	11,966	Included in administrative services	$1,797	$310	Not applicable
Class F-1	4,711		1,965	190	Not applicable
Class F-2 *	Not applicable		33	3	Not applicable
Class 529-A	822		477	81	$ 408
Class 529-B	709		83	27	71
Class 529-C	1,222		143	40	123
Class 529-E	116		27	5	23
Class 529-F-1	-		19	3	16
Class R-1	347		32	19	Not applicable
Class R-2	2,616		525	1,255	Not applicable
Class R-3	2,860		848	399	Not applicable
Class R-4	899		497	19	Not applicable
Class R-5	Not applicable		759	9	Not applicable
Total	$65,356	$22,825	$7,205	$2,360	$641
* Class F-2 was offered beginning August 1, 2008.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $(434,000), shown on the accompanying financial statements, includes $470,000 in current fees (either paid in cash or deferred) and a net decrease of $904,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund adopted the Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, on March 1, 2008. FAS 157 requires the fund to classify its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 28, 2009 (dollars in thousands):

Investment securities
Level 1 – Quoted prices	$11,243,348
Level 2 – Other significant observable inputs	1,824,092
Level 3 – Significant unobservable inputs	-
Total	$13,067,440

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended February 28, 2009
Class A	$2,031,710	140,956	$596,800	34,698	$(3,325,626)	(233,947)	$(697,116)	(58,293)
Class B	56,893	4,006	38,002	2,299	(203,079)	(14,362)	(108,184)	(8,057)
Class C	184,522	13,664	55,790	3,401	(400,253)	(28,945)	(159,941)	(11,880)
Class F-1	503,663	35,048	83,010	4,851	(1,051,411)	(72,303)	(464,738)	(32,404)
Class F-2†	117,839	9,582	-	-	(14,721)	(1,245)	103,118	8,337
Class 529-A	60,850	4,067	18,352	1,070	(43,463)	(3,017)	35,739	2,120
Class 529-B	6,477	450	3,329	201	(7,032)	(509)	2,774	142
Class 529-C	18,181	1,259	5,766	348	(18,794)	(1,352)	5,153	255
Class 529-E	4,038	281	1,043	61	(2,761)	(192)	2,320	150
Class 529-F-1	4,736	311	749	44	(3,407)	(237)	2,078	118
Class R-1	10,855	723	1,609	96	(10,141)	(705)	2,323	114
Class R-2	100,826	6,952	16,308	977	(107,330)	(7,410)	9,804	519
Class R-3	144,480	9,603	27,641	1,627	(255,728)	(17,046)	(83,607)	(5,816)
Class R-4	130,418	8,744	16,066	938	(232,374)	(14,267)	(85,890)	(4,585)
Class R-5	415,141	26,109	35,408	2,051	(174,905)	(11,887)	275,644	16,273
Total net increase
(decrease)	$3,790,629	261,755	$899,873	52,662	$(5,851,025)	(407,424)	$(1,160,523)	(93,007)

Year ended February 29, 2008
Class A	$2,271,915	108,920	$1,097,298	54,393	$(2,652,045)	(127,586)	$717,168	35,727
Class B	76,097	3,786	63,681	3,269	(167,642)	(8,385)	(27,864)	(1,330)
Class C	233,670	11,684	92,706	4,794	(316,185)	(15,938)	10,191	540
Class F-1	746,451	35,893	159,739	7,959	(653,098)	(31,831)	253,092	12,021
Class F-2†	-	-	-	-	-	-	-	-
Class 529-A	93,127	4,490	31,113	1,547	(39,989)	(1,929)	84,251	4,108
Class 529-B	9,313	463	5,114	262	(6,528)	(326)	7,899	399
Class 529-C	30,758	1,525	8,731	447	(16,784)	(836)	22,705	1,136
Class 529-E	5,191	252	1,717	87	(2,552)	(124)	4,356	215
Class 529-F-1	7,865	377	1,205	60	(1,936)	(93)	7,134	344
Class R-1	16,032	781	2,590	131	(17,338)	(853)	1,284	59
Class R-2	138,404	6,820	25,729	1,307	(133,315)	(6,573)	30,818	1,554
Class R-3	252,587	12,248	48,224	2,415	(249,306)	(12,102)	51,505	2,561
Class R-4	167,376	8,027	38,823	1,932	(175,334)	(8,573)	30,865	1,386
Class R-5	459,146	21,732	50,913	2,523	(141,151)	(6,860)	368,908	17,395
Total net increase
(decrease)	$4,507,932	216,998	$1,627,583	81,126	$(4,573,203)	(222,009)	$1,562,312	76,115

* Includes exchanges between share classes of the fund.
† Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,459,281,000 and $6,586,586,000, respectively, during the year ended February 28, 2009.

Financial highlights (1)

		(Loss) income from investment operations(2)				Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements /waivers		Ratio of expenses to average net assets after reimbursements /waivers (4)		Ratio of net income (loss) to average net assets (4)
Class A:
Year ended 2/28/2009	$18.41	$.16		$(7.43)	$(7.27)	$-	$(.70)	$(.70)	$10.44	(40.97)%	$8,687	.74%		.71%		1.03%
Year ended 2/29/2008	20.29	.25		(.77)	(.52)	(.24)	(1.12)	(1.36)	18.41	(3.14)	16,387	.68		.65		1.21
Year ended 2/28/2007	19.48	.18		1.37	1.55	(.16)	(.58)	(.74)	20.29	8.07	17,341	.68		.65		.91
Year ended 2/28/2006	18.02	.12		1.82	1.94	(.09)	(.39)	(.48)	19.48	10.87	16,091	.68		.65		.66
Year ended 2/28/2005	17.50	.06		.63	.69	(.04)	(.13)	(.17)	18.02	3.94	13,350	.69		.68		.36
Class B:
Year ended 2/28/2009	17.75	.04		(7.11)	(7.07)	-	(.70)	(.70)	9.98	(41.38)	499	1.50		1.48		.26
Year ended 2/29/2008	19.59	.09		(.76)	(.67)	(.05)	(1.12)	(1.17)	17.75	(3.92)	1,031	1.45		1.42		.44
Year ended 2/28/2007	18.83	.02		1.32	1.34	-	(.58)	(.58)	19.59	7.23	1,163	1.46		1.42		.13
Year ended 2/28/2006	17.48	(.02)		1.76	1.74	-	(.39)	(.39)	18.83	10.04	1,139	1.47		1.44		(.13)
Year ended 2/28/2005	17.07	(.07)		.61	.54	-	(.13)	(.13)	17.48	3.13	984	1.48		1.47		(.41)
Class C:
Year ended 2/28/2009	17.63	.03		(7.06)	(7.03)	-	(.70)	(.70)	9.90	(41.44)	736	1.52		1.49		.24
Year ended 2/29/2008	19.46	.08		(.74)	(.66)	(.05)	(1.12)	(1.17)	17.63	(3.93)	1,519	1.50		1.47		.39
Year ended 2/28/2007	18.72	.01		1.31	1.32	-	(.58)	(.58)	19.46	7.16	1,667	1.51		1.48		.07
Year ended 2/28/2006	17.39	(.03)		1.75	1.72	-	(.39)	(.39)	18.72	9.98	1,607	1.52		1.49		(.18)
Year ended 2/28/2005	16.99	(.08)		.61	.53	-	(.13)	(.13)	17.39	3.09	1,262	1.54		1.53		(.47)
Class F-1:
Year ended 2/28/2009	18.31	.16		(7.38)	(7.22)	-	(.70)	(.70)	10.39	(40.92)	1,077	.70		.67		1.06
Year ended 2/29/2008	20.20	.25		(.78)	(.53)	(.24)	(1.12)	(1.36)	18.31	(3.19)	2,492	.68		.65		1.20
Year ended 2/28/2007	19.40	.18		1.36	1.54	(.16)	(.58)	(.74)	20.20	8.06	2,506	.68		.65		.90
Year ended 2/28/2006	17.94	.12		1.82	1.94	(.09)	(.39)	(.48)	19.40	10.90	2,132	.71		.68		.63
Year ended 2/28/2005	17.41	.06		.62	.68	(.02)	(.13)	(.15)	17.94	3.88	1,513	.76		.75		.31
Class F-2:
Period from 8/1/2008 to 2/28/2009	16.52	.10		(6.16)	(6.06)	-	-	-	10.46	(36.68)	87	.50	(5)	.48	(5)	1.50	(5)
Class 529-A:
Year ended 2/28/2009	18.36	.15		(7.40)	(7.25)	-	(.70)	(.70)	10.41	(40.97)	287	.79		.76		.98
Year ended 2/29/2008	20.25	.23		(.78)	(.55)	(.22)	(1.12)	(1.34)	18.36	(3.26)	467	.76		.73		1.12
Year ended 2/28/2007	19.45	.17		1.36	1.53	(.15)	(.58)	(.73)	20.25	7.99	432	.74		.71		.84
Year ended 2/28/2006	17.99	.11		1.82	1.93	(.08)	(.39)	(.47)	19.45	10.85	339	.75		.72		.60
Year ended 2/28/2005	17.46	.06		.62	.68	(.02)	(.13)	(.15)	17.99	3.86	224	.77		.76		.31
Class 529-B:
Year ended 2/28/2009	17.81	.02		(7.13)	(7.11)	-	(.70)	(.70)	10.00	(41.47)	48	1.60		1.57		.17
Year ended 2/29/2008	19.65	.06		(.74)	(.68)	(.04)	(1.12)	(1.16)	17.81	(3.99)	84	1.57		1.54		.31
Year ended 2/28/2007	18.91	-	(6)	1.32	1.32	-	(.58)	(.58)	19.65	7.09	84	1.57		1.54		.01
Year ended 2/28/2006	17.58	(.05)		1.77	1.72	-	(.39)	(.39)	18.91	9.87	73	1.61		1.58		(.27)
Year ended 2/28/2005	17.20	(.10)		.61	.51	-	(.13)	(.13)	17.58	2.94	56	1.66		1.65		(.59)
Class 529-C:
Year ended 2/28/2009	17.82	.03		(7.15)	(7.12)	-	(.70)	(.70)	10.00	(41.44)	83	1.59		1.57		.17
Year ended 2/29/2008	19.67	.06		(.74)	(.68)	(.05)	(1.12)	(1.17)	17.82	(4.00)	144	1.57		1.54		.31
Year ended 2/28/2007	18.93	-	(6)	1.32	1.32	-	(.58)	(.58)	19.67	7.08	136	1.56		1.53		.02
Year ended 2/28/2006	17.59	(.05)		1.78	1.73	-	(.39)	(.39)	18.93	9.92	110	1.59		1.56		(.25)
Year ended 2/28/2005	17.21	(.10)		.61	.51	-	(.13)	(.13)	17.59	2.93	76	1.65		1.64		(.58)
Class 529-E:
Year ended 2/28/2009	18.20	.10		(7.32)	(7.22)	-	(.70)	(.70)	10.28	(41.17)	17	1.09		1.06		.69
Year ended 2/29/2008	20.07	.17		(.76)	(.59)	(.16)	(1.12)	(1.28)	18.20	(3.50)	27	1.06		1.03		.82
Year ended 2/28/2007	19.28	.10		1.35	1.45	(.08)	(.58)	(.66)	20.07	7.66	25	1.05		1.02		.54
Year ended 2/28/2006	17.85	.05		1.80	1.85	(.03)	(.39)	(.42)	19.28	10.46	20	1.08		1.05		.27
Year ended 2/28/2005	17.37	(.01)		.62	.61	-	(.13)	(.13)	17.85	3.48	14	1.13		1.12		(.05)

Class 529-F-1:
Year ended 2/28/2009	$18.36	$.18		$(7.41)	$(7.23)	$-	$(.70)	$(.70)	$10.43	(40.86%)	$12	.59%		.56%		1.18%
Year ended 2/29/2008	20.26	.27		(.77)	(.50)	(.28)	(1.12)	(1.40)	18.36	(3.07)	18	.56		.53		1.30
Year ended 2/28/2007	19.46	.20		1.37	1.57	(.19)	(.58)	(.77)	20.26	8.20	14	.55		.52		1.04
Year ended 2/28/2006	17.99	.14		1.82	1.96	(.10)	(.39)	(.49)	19.46	10.99	10	.62		.59		.73
Year ended 2/28/2005	17.46	.04		.62	.66	-	(.13)	(.13)	17.99	3.75	6	.88		.87		.20
Class R-1:
Year ended 2/28/2009	17.95	.04		(7.20)	(7.16)	-	(.70)	(.70)	10.09	(41.36)	24	1.48		1.45		.29
Year ended 2/29/2008	19.80	.08		(.76)	(.68)	(.05)	(1.12)	(1.17)	17.95	(3.93)	40	1.50		1.47		.39
Year ended 2/28/2007	19.04	.02		1.32	1.34	-	(.58)	(.58)	19.80	7.14	43	1.50		1.47		.09
Year ended 2/28/2006	17.69	(.03)		1.77	1.74	-	(.39)	(.39)	19.04	9.92	35	1.55		1.51		(.19)
Year ended 2/28/2005	17.28	(.08)		.62	.54	-	(.13)	(.13)	17.69	3.09	23	1.57		1.54		(.47)
Class R-2:
Year ended 2/28/2009	17.94	.03		(7.19)	(7.16)	-	(.70)	(.70)	10.08	(41.44)	238	1.59		1.57		.17
Year ended 2/29/2008	19.79	.08		(.76)	(.68)	(.05)	(1.12)	(1.17)	17.94	(3.95)	415	1.53		1.47		.38
Year ended 2/28/2007	19.03	.02		1.32	1.34	-	(.58)	(.58)	19.79	7.15	427	1.59		1.46		.09
Year ended 2/28/2006	17.66	(.03)		1.79	1.76	-	(.39)	(.39)	19.03	10.05	358	1.66		1.48		(.17)
Year ended 2/28/2005	17.26	(.07)		.60	.53	-	(.13)	(.13)	17.66	3.04	245	1.73		1.51		(.43)
Class R-3:
Year ended 2/28/2009	18.21	.11		(7.33)	(7.22)	-	(.70)	(.70)	10.29	(41.15)	349	1.05		1.02		.70
Year ended 2/29/2008	20.08	.18		(.78)	(.60)	(.15)	(1.12)	(1.27)	18.21	(3.51)	724	1.04		1.01		.85
Year ended 2/28/2007	19.28	.11		1.35	1.46	(.08)	(.58)	(.66)	20.08	7.68	747	1.04		1.01		.55
Year ended 2/28/2006	17.86	.05		1.80	1.85	(.04)	(.39)	(.43)	19.28	10.45	662	1.06		1.02		.29
Year ended 2/28/2005	17.37	-	(6)	.62	.62	-	(.13)	(.13)	17.86	3.54	421	1.08		1.07		.01
Class R-4:
Year ended 2/28/2009	18.33	.16		(7.39)	(7.23)	-	(.70)	(.70)	10.40	(40.93)	252	.73		.70		1.04
Year ended 2/29/2008	20.22	.24		(.78)	(.54)	(.23)	(1.12)	(1.35)	18.33	(3.22)	528	.73		.70		1.16
Year ended 2/28/2007	19.42	.17		1.35	1.52	(.14)	(.58)	(.72)	20.22	7.97	555	.73		.70		.85
Year ended 2/28/2006	17.99	.11		1.81	1.92	(.10)	(.39)	(.49)	19.42	10.79	405	.75		.71		.61
Year ended 2/28/2005	17.45	.06		.62	.68	(.01)	(.13)	(.14)	17.99	3.85	168	.76		.75		.35
Class R-5:
Year ended 2/28/2009	18.45	.20		(7.45)	(7.25)	-	(.70)	(.70)	10.50	(40.77)	619	.43		.40		1.35
Year ended 2/29/2008	20.35	.30		(.77)	(.47)	(.31)	(1.12)	(1.43)	18.45	(2.93)	787	.43		.40		1.43
Year ended 2/28/2007	19.55	.23		1.36	1.59	(.21)	(.58)	(.79)	20.35	8.29	514	.43		.40		1.15
Year ended 2/28/2006	18.07	.17		1.83	2.00	(.13)	(.39)	(.52)	19.55	11.19	359	.44		.41		.90
Year ended 2/28/2005	17.54	.11		.63	.74	(.08)	(.13)	(.21)	18.07	4.20	274	.45		.44		.62

	Year ended February 28 or 29
	2009	2008	2007	2006	2005

Portfolio turnover rate for all classes of shares	37%	29%	20%	20%	16%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.  During the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5) Annualized.
(6) Amount less than $.01.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of AMCAP Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of AMCAP Fund, Inc. (the “Fund”), as of February 28, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
April 7, 2009

Tax information
                                                                                                                         unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 28, 2009:

Long-term capital gains	$938,078,000
Qualified dividend income	100%
Corporate dividends received deduction	$187,105,000
U.S. government income that may be exempt from state taxation	$8,901,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2008, through February 28, 2009).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 9/1/2008	Ending account value 2/28/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$615.93	$3.04	.76%
Class A -- assumed 5% return	1,000.00	1,020.97	3.80	.76
Class B -- actual return	1,000.00	613.78	6.07	1.52
Class B -- assumed 5% return	1,000.00	1,017.21	7.58	1.52
Class C -- actual return	1,000.00	613.76	6.03	1.51
Class C -- assumed 5% return	1,000.00	1,017.26	7.53	1.51
Class F-1 -- actual return	1,000.00	616.25	2.76	.69
Class F-1 -- assumed 5% return	1,000.00	1,021.31	3.45	.69
Class F-2 -- actual return	1,000.00	617.11	1.92	.48
Class F-2 -- assumed 5% return	1,000.00	1,022.35	2.40	.48
Class 529-A -- actual return	1,000.00	615.98	3.16	.79
Class 529-A -- assumed 5% return	1,000.00	1,020.82	3.95	.79
Class 529-B -- actual return	1,000.00	613.50	6.42	1.61
Class 529-B -- assumed 5% return	1,000.00	1,016.76	8.03	1.61
Class 529-C -- actual return	1,000.00	613.73	6.38	1.60
Class 529-C -- assumed 5% return	1,000.00	1,016.81	7.98	1.60
Class 529-E -- actual return	1,000.00	614.84	4.35	1.09
Class 529-E -- assumed 5% return	1,000.00	1,019.34	5.44	1.09
Class 529-F-1 -- actual return	1,000.00	616.43	2.36	.59
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.81	2.95	.59
Class R-1 -- actual return	1,000.00	613.98	5.95	1.49
Class R-1 -- assumed 5% return	1,000.00	1,017.36	7.43	1.49
Class R-2 -- actual return	1,000.00	613.51	6.46	1.62
Class R-2 -- assumed 5% return	1,000.00	1,016.72	8.08	1.62
Class R-3 -- actual return	1,000.00	615.06	4.19	1.05
Class R-3 -- assumed 5% return	1,000.00	1,019.53	5.24	1.05
Class R-4 -- actual return	1,000.00	616.12	2.88	.72
Class R-4 -- assumed 5% return	1,000.00	1,021.17	3.60	.72
Class R-5 -- actual return	1,000.00	616.92	1.68	.42
Class R-5 -- assumed 5% return	1,000.00	1,022.65	2.10	.42

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Mary Anne Dolan, 62	1998	Founder and President, M.A.D., Ink. (communications
Chairman of the Board		company); former Editor-in-Chief, The Los Angeles
(Independent and Non-Executive)		Herald Examiner

Martin Fenton, 73	1990	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)

William D. Jones, 53	2006
Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)

Mary Myers Kauppila, 55	1998	Chairman of the Board and CEO, Ladera Management Company (private investment company)

William H. Kling, 67	2006	President and CEO, American Public Media Group

Bailey Morris-Eck, 64	1999
Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics; former Senior Associate and head of the Global Policy Initiative, Reuters Foundation

Kirk P. Pendleton, 69	1986	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Olin C. Robison, Ph.D., 72	1998
Fellow, The Oxford Centre for the Study of Christianity and Culture; Director, The Oxford Project on Religion and Public Policy; President Emeritus of the Salzburg Seminar; President Emeritus, Middlebury College

Steven B. Sample, Ph.D., 68	1999	President, University of Southern California

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Mary Anne Dolan, 62	5	None
Chairman of the Board
(Independent and Non-Executive)

Martin Fenton, 73	18	None

William D. Jones, 53	5	Sempra Energy; SouthWest Water Company

Mary Myers Kauppila, 55	6	None

William H. Kling, 67	7	Irwin Financial Corporation

Bailey Morris-Eck, 64	3	None

Kirk P. Pendleton, 69	7	None

Olin C. Robison, Ph.D., 72	3	American Shared Hospital Services

Steven B. Sample, Ph.D., 68	2	Intermec, Inc.

H. Frederick Christie, a director of the fund, retired from the board in December 2008. The directors thank Mr. Christie for his dedication and service to the fund.

Please see page 31 for footnotes.

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

R. Michael Shanahan, 70	1986	Director and Chairman Emeritus, Capital Research
Vice Chairman of the Board
and Management Company; Director, American Funds Distributors, Inc.;[5] Chairman of the Executive Committee, The Capital Group Companies, Inc.;[5] Chairman of the Board, Capital Management Services, Inc.;[5] Director, Capital Strategy Research, Inc.[5]

Claudia P. Huntington, 57	1992–1994	Senior Vice President — Capital Research Global
President	1996	Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios in
	fund complex[2]
Name, age and	overseen
position with fund	by director	Other directorships[3] held by director

R. Michael Shanahan, 70	2	None
Vice Chairman of the Board

Claudia P. Huntington, 57	1	None
President

Chairman emeritus

James D. Fullerton, 92		Retired; former Chairman of the Board, The Capital Group Companies, Inc.[5]

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Other officers[6]

	Year first
	elected an	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Timothy D. Armour, 48	1996	President and Director, Capital Research and
Senior Vice President		Management Company; Senior Vice President —Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Paul F. Roye, 55	2007	Senior Vice President — Fund Business Management
Senior Vice President		Group, Capital Research and Management Company; Director, American Funds Service Company;[5] former Director of Investment Management, United States Securities and Exchange Commission

Barry S. Crosthwaite, 50	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company[5]

Eric S. Richter, 48	2008	Vice President — Capital Research Global Investors,
Vice President		Capital Research and Management Company

C. Ross Sappenfield, 43	1999	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company[5]

James Terrile, 43	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company[5]

Vincent P. Corti, 52	1998	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Karl C. Grauman, 41	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 34	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Jeffrey P. Regal, 37	2003	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Please see page 31 for footnotes.

Offices of the fund and of the
investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public
accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete February 28, 2009, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available on the American Funds website or by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 31 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
>AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-902-0409P

Litho in USA AGD/HN/8051-S16811

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that William D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$72,000
2009	$74,000

b) Audit-Related Fees:
2008	$10,000
2009	$7,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$6,000
2009	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	$1,060,000
2009	$1,024,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$3,000
2009	$6,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,405,000 for fiscal year 2008 and $1,390,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

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AMCAP Fund
Investment portfolio

February 28, 2009

Common stocks — 86.39%	Shares	Value (000)

INFORMATION TECHNOLOGY — 24.34%
Microsoft Corp.	22,435,500	$362,333
Google Inc., Class A1	844,800	285,534
Yahoo! Inc.[1]	21,395,000	283,056
Oracle Corp.[1]	15,921,659	247,423
Cisco Systems, Inc.[1]	14,004,300	204,043
Corning Inc.	18,200,000	192,010
SAP AG	5,786,600	187,509
Apple Inc.[1]	2,000,000	178,620
Automatic Data Processing, Inc.	4,300,000	146,845
Hewlett-Packard Co.	3,500,000	101,605
Intel Corp.	7,972,000	101,563
Global Payments Inc.	3,010,000	92,347
Texas Instruments Inc.	5,750,000	82,512
NVIDIA Corp.[1]	8,400,000	69,552
QUALCOMM Inc.	1,900,000	63,517
EMC Corp.[1]	5,400,000	56,700
Maxim Integrated Products, Inc.	4,645,000	56,204
KLA-Tencor Corp.	3,185,000	54,941
Logitech International SA1	6,293,200	53,870
Trimble Navigation Ltd.[1]	3,800,000	53,580
eBay Inc.[1]	4,550,000	49,459
Xilinx, Inc.	2,500,000	44,200
Paychex, Inc.	1,975,000	43,569
Intersil Corp., Class A	4,091,908	41,369
Linear Technology Corp.	1,500,000	32,700
Applied Materials, Inc.	2,700,000	24,867
Delta Electronics, Inc.	12,316,500	19,612
Hon Hai Precision Industry Co., Ltd.	9,043,500	18,020
Verifone Holdings, Inc.[1]	4,000,000	17,360
Cadence Design Systems, Inc.[1]	796,400	3,345
		3,168,265

CONSUMER DISCRETIONARY — 15.30%
Time Warner Inc.	29,914,000	228,244
Best Buy Co., Inc.	6,900,000	198,858
Lowe’s Companies, Inc.	11,499,700	182,155
Omnicom Group Inc.	7,301,000	175,443
O’Reilly Automotive, Inc.[1]	5,184,800	172,965
Target Corp.	6,095,600	172,566
YUM! Brands, Inc.	5,976,000	157,049
Johnson Controls, Inc.	9,586,000	109,089
Carnival Corp., units	4,975,200	97,315
Bed Bath & Beyond Inc.[1]	4,500,000	95,850
Williams-Sonoma, Inc.[2]	6,174,900	53,907
Scripps Networks Interactive, Inc., Class A	2,600,000	51,766
Walt Disney Co.	3,000,000	50,310
Tractor Supply Co.[1]	1,525,000	47,641
Comcast Corp., Class A, special nonvoting stock	3,750,000	45,563
Kohl’s Corp.[1]	1,250,000	43,925
Harman International Industries, Inc.[2]	3,320,000	35,258
Harley-Davidson, Inc.	2,896,900	29,259
Expedia, Inc.[1]	3,000,000	23,910
Timberland Co., Class A1	905,000	10,181
Life Time Fitness, Inc.[1]	900,000	7,704
Fossil, Inc.[1]	197,000	2,486
		1,991,444

HEALTH CARE — 13.09%
Medtronic, Inc.	8,180,000	242,046
WellPoint, Inc.[1]	6,530,806	221,525
McKesson Corp.	3,850,000	157,927
Schering-Plough Corp.	9,000,000	156,510
Roche Holding AG	1,262,000	143,901
UnitedHealth Group Inc.	6,500,000	127,725
Medco Health Solutions, Inc.[1]	2,000,000	81,160
Hologic, Inc.[1]	6,620,000	74,938
Becton, Dickinson and Co.	1,200,000	74,268
Abbott Laboratories	1,000,000	47,340
Varian Medical Systems, Inc.[1]	1,412,522	43,096
Medicis Pharmaceutical Corp., Class A2	3,625,000	40,890
Beckman Coulter, Inc.	836,400	37,504
ResMed Inc[1]	903,000	33,303
Cardinal Health, Inc.	1,000,000	32,450
Allergan, Inc.	780,000	30,217
Genentech, Inc.[1]	328,107	28,070
Johnson & Johnson	500,000	25,000
Cochlear Ltd.	600,000	20,522
Amgen Inc.[1]	377,700	18,481
Boston Scientific Corp.[1]	2,547,890	17,886
Inverness Medical Innovations, Inc.[1]	692,000	15,549
Integra LifeSciences Holdings Corp.[1]	442,000	11,541
Millipore Corp.[1]	196,500	10,819
Haemonetics Corp.[1]	200,000	10,676
		1,703,344

INDUSTRIALS — 8.83%
Precision Castparts Corp.	4,121,621	228,461
United Parcel Service, Inc., Class B	3,200,000	131,776
United Technologies Corp.	2,850,000	116,366
Robert Half International Inc.	7,359,000	113,108
General Electric Co.	12,900,000	109,779
Manpower Inc.	3,506,000	97,747
General Dynamics Corp.	2,115,000	92,679
CSX Corp.	2,969,500	73,287
Southwest Airlines Co.	7,385,000	43,498
Rockwell Collins, Inc.	1,200,000	37,440
MITIE Group PLC	13,753,000	34,893
FedEx Corp.	790,000	34,136
Avery Dennison Corp.	1,000,000	20,150
Mine Safety Appliances Co.	881,050	16,079
		1,149,399

ENERGY — 7.95%
Schlumberger Ltd.	5,740,000	218,464
FMC Technologies, Inc.[1]	4,620,000	122,384
Hess Corp.	2,100,000	114,849
Murphy Oil Corp.	1,850,000	77,348
Chevron Corp.	1,100,000	66,781
Baker Hughes Inc.	2,275,000	66,680
Apache Corp.	1,100,000	64,999
Newfield Exploration Co.[1]	3,275,000	63,306
EOG Resources, Inc.	1,262,900	63,196
Smith International, Inc.	2,906,945	62,441
Marathon Oil Corp.	2,240,000	52,125
Devon Energy Corp.	800,000	34,936
ConocoPhillips	725,000	27,079
		1,034,588

CONSUMER STAPLES — 5.95%
PepsiCo, Inc.	4,577,481	220,360
Walgreen Co.	8,291,600	197,837
L’Oréal SA	1,450,000	94,506
Avon Products, Inc.	4,957,883	87,209
Philip Morris International Inc.	2,500,000	83,675
Kraft Foods Inc., Class A	1,211,042	27,587
Altria Group, Inc.	1,750,000	27,020
Whole Foods Market, Inc.	1,500,000	18,225
Bare Escentuals, Inc.[1,2]	5,735,000	18,123
		774,542

FINANCIALS — 3.42%
Capital One Financial Corp.	7,251,200	87,377
State Street Corp.	2,823,000	71,337
Arthur J. Gallagher & Co.	3,525,000	55,942
American Express Co.	4,250,000	51,255
M&T Bank Corp.	1,124,230	41,147
JPMorgan Chase & Co.	1,700,000	38,845
Citigroup Inc.	15,000,000	22,500
Portfolio Recovery Associates, Inc.[1,2]	975,391	22,005
PNC Financial Services Group, Inc.	795,000	21,735
Bank of New York Mellon Corp.	940,000	20,840
Wells Fargo & Co.	1,000,000	12,100
		445,083

MATERIALS — 2.43%
Barrick Gold Corp.	2,800,000	84,560
Monsanto Co.	1,033,003	78,787
AptarGroup, Inc.	2,100,000	58,926
Vulcan Materials Co.	1,000,000	41,410
Sealed Air Corp.	2,400,000	26,784
Potash Corp. of Saskatchewan Inc.	300,000	25,191
		315,658

TELECOMMUNICATION SERVICES — 1.01%
Telephone and Data Systems, Inc., Special Common Shares	2,000,900	55,025
Telephone and Data Systems, Inc.	1,737,500	51,256
United States Cellular Corp. [1]	734,300	25,260
		131,541

MISCELLANEOUS — 4.07%
Other common stocks in initial period of acquisition		529,484

Total common stocks (cost: $16,264,128,000)		11,243,348

	Principal amount
Short-term securities — 14.02%	(000)

Freddie Mac 0.22%–1.30% due 3/23–9/15/2009	$756,000	754,900
Fannie Mae 0.308%–0.85% due 5/19–7/22/2009	196,100	195,746
Federal Home Loan Bank 0.24%–0.56% due 3/12–10/19/2009	159,089	158,794
U.S. Treasury Bills 0.27%–0.34% due 4/9–9/15/2009	122,700	122,610
General Electric Capital Corp. 0.27% due 3/2/2009	56,000	55,999
General Electric Capital Corp., FDIC insured, 0.55% due 6/15/2009	30,000	29,955
Procter & Gamble International Funding S.C.A. 0.45%–1.40% due 3/3–5/18/2009[3]	81,700	81,638
International Bank for Reconstruction and Development due 0.25%–0.38% due 4/23–5/18/2009	67,300	67,234
Park Avenue Receivables Co., LLC 0.45% due 3/3/2009[3]	50,053	50,051
Ranger Funding Co. LLC 0.40% due 4/24/2009[3]	50,000	49,958
Pfizer Inc due 1.20%–1.30% 3/13–3/18/2009[3]	46,840	46,835
Coca-Cola Co. 0.25%–0.55% due 4/24–7/24/2009[3]	43,600	43,531
Hewlett-Packard Co. 0.30% due 3/10/2009[3]	32,600	32,597
Honeywell International Inc. 0.28% due 3/23/2009[3]	25,000	24,992
Yale University 0.45% due 4/6/2009	25,000	24,988
Brown-Forman Corp. 0.36% due 3/17/2009[3]	21,800	21,796
Walt Disney Co. 0.30% due 4/7/2009	18,600	18,589
Chevron Corp. 0.44% due 4/24/2009	18,500	18,486
Merck & Co. Inc. 0.30% due 4/6/2009	15,400	15,393
Private Export Funding Corp. 0.15% due 3/2/2009[3]	10,000	10,000

Total short-term securities (cost: $1,824,484,000)		1,824,092

Total investment securities (cost: $18,088,612,000)		13,067,440
Other assets less liabilities		(52,933)

Net assets		$13,014,507

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration,  normally to qualified institutional buyers. The total value of all such securities was $361,398,000, which represented 2.78% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-902-0409O-S15826

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
AMCAP Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of AMCAP Fund, Inc. (the “Fund”) as of February 28, 2009, and for the year then ended and have issued our report thereon dated April 7, 2009, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of February 28, 2009, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
April 7, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND, INC.

By /s/ Claudia P. Huntington
Claudia P. Huntington, President and Principal Executive Officer

Date: May 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Claudia P. Huntington
Claudia P. Huntington, President and Principal Executive Officer

Date: May 8, 2009

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: May 8, 2009